Debt	9 Months Ended
Sep. 30, 2013
Debt

7. Debt

On June 20, 2006 the Company entered into a equity and loan facility with the Johnson and Johnson Development Corporation (“JJDC”) pursuant to which the Company could drawn down up to an aggregate of $30 million in loans in the form of convertible preferred stock promissory notes. In March and September 2008, the Company issued notes in the aggregate amount of $3.5 million and $10.5 million, respectively. The notes were due on March 17 and September 17, 2011, including interest that accrued at 7.57% per annum. In December 2010, the aggregate principal amount and all accrued interest under the notes issued in March and September 2008 were converted into the Company’s Series E-3 convertible preferred stock (Series E-3 Preferred) at 232.93 per share.

In February and July 2009, the Company issued notes in the aggregate amount of $7.0 million and $6.7 million, respectively, which represented the remaining amount available to the Company, in accordance with the terms of the equity and loan facility with JJDC. The notes were due in February 2012 and July 2012, including interest that accrued at 4.42% per annum and 4.960% per annum, respectively. In January 2012, the Company amended the maturity dates of the outstanding $7.0 million and $6.7 million convertible promissory notes to extend the maturity date to March 1, 2013 (see Note 15 for additional extension), and interest rates were increased to 4.919% and 5.46% per annum, respectively. In addition, the conversion price of the notes to convert into shares of the Company’s Series C-1 Preferred Stock was decreased from $438.84 per share to $292.56 per share. All of these notes were further amended in March 2013, to extend the maturity date on the notes to August 1, 2013, and to make the notes subordinate to repayment of the Company’s severance obligations to all employees until January 1, 2014. On July 31, 2013, the maturity date was extended to December 31, 2013. For the years ended December 31, 2012 and 2011, the Company recognized $0.7 million and $0.7 million, respectively, of interest expense related to the convertible promissory notes. For the three and nine months ended September 31, 2012 and 2013, the Company recognized $0.2 million and $0.6 million respectively, of interest expense related to the convertible promissory notes. On September 30, 2013, the outstanding principal and accrued interest of $16.9 million under the equity and loan facility with JJDC was extinguished in exchange for 624,944 shares of common stock as an integral part of the 2013 finance restructuring.

Equipment Loans

In February 2007, the Company entered into an equipment loan and security agreement with General Electric Capital Corporation (GECC) under which GECC provided loans to the Company totaling $1.1 million in 2007, each with a term of four years, at fixed rates of interest between 9.78% and 9.91%. GECC has been granted a security interest in all equipment financed by the loans. There are no financial covenants associated with the agreement. As part of finalizing the loan agreement, the Company made a one-time deposit to GECC in the amount of $0.2 million. In 2011, $0.1 million of the deposit was returned to the Company, and the remaining outstanding deposit balance was returned upon full repayment of the principal balance in January 2012.